April 10, 2014

Orinda SkyView Multi-Manager Hedged Equity Fund

Orinda SkyView Macro Opportunities Fund

Series of Advisors Series Trust

Class A
Class I

Supplement to the Summary Prospectuses, Prospectuses and Statements of Additional Information
(“SAI”), each dated June 28, 2013, as supplemented September 4, 2013 and October 31, 2013

This supplement is being provided to inform you of an upcoming proxy of the Orinda SkyView Multi-Manager Hedged Equity Fund and Orinda SkyView Macro Opportunities Fund (the “Funds”).

Orinda Asset Management LLC (“Orinda”), the Fund’s current investment adviser, has advised the Board of Trustees of the Funds (the “Board”) of its desire to resign as investment adviser to the Funds.  The Board, including a majority of the Independent Trustees, has determined to approve the engagement of Vivaldi Asset Management, LLC (“Vivaldi”) as investment adviser to the Funds, effective upon the resignation of Orinda.  Among other things, Vivaldi has agreed to reduce the management fee and operating expenses of the Funds.  Under current law, shareholders are required to approve the engagement of Vivaldi to replace Orinda as adviser to the Funds.  Upon the resignation of Orinda, the sub-advisory agreement with SkyView Investment Advisors, LLC, and with each of the other current sub-advisers to the Funds, will automatically terminate by operation of law.  Upon its engagement as adviser, and the completion of its due diligence of the sub-advisers, Vivaldi will make recommendations to the Board as to whether any changes to the current slate of sub- advisers would be appropriate.

Importantly, it is currently expected that Orinda will continue to remain deeply involved in the Funds and will be engaged to provide certain services to both current and future shareholders of the Funds pursuant to an Investor Services Agreement with Vivaldi and the Funds.

In addition, as described in the Prospectus, the Funds and Orinda currently operate the Funds in a “manager of managers” structure pursuant to the terms of an exemptive order issued by the U.S. Securities and Exchange Commission (the “Multi-Manager Exemptive Order”), which allows Orinda as adviser, and the Funds to enter into and materially amend sub-advisory agreements relating to a Fund without obtaining shareholder approval.  The current Multi-Manager Exemptive Order will become ineffective upon the resignation of Orinda as adviser.  The Board, including a majority of the Independent Trustees, has determined that it would be appropriate for the Funds to continue to be operated pursuant to a manager of managers structure with Vivaldi as the adviser.  Under current law, in order for the Funds to be able to continue to operate pursuant to a manager of managers structure, shareholders are required to approve the Funds’ use of the structure and the Trust will be required to obtain a new Multi-Manager Exemptive Order.

As a result, in the second quarter of 2014, shareholders of the Funds will receive a proxy statement which will seek shareholder approval to (i) the engagement of Vivaldi as investment adviser to the Funds, effective upon the resignation of Orinda, and (ii) the use by the Funds of a manager of managers structure with Vivaldi as adviser.  If shareholders of the Funds approve the proposals, Vivaldi is expected to become the investment adviser to the Funds effective on or about the time the Funds receive the Multi-Manager Exemptive Order.

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Please retain this Supplement for future reference.